EXHIBIT 23.2




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-2 of Imaging Diagnostic Systems, Inc. of our report dated August 11, 2000, which appears on Page F-1 of Form 10-KSB for the year ended June 30, 2000, and to the reference to our firm under the caption "Experts" in the Prospectus.


                                    /s/ Margolies, Fink  and Wichrowski
                                    ------------------------------------
                                  MARGOLIES, FINK and WICHROWSKI
Pompano Beach, Florida
December 12, 2000